UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2009

FIRST DEFIANCE FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

OHIO	0-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

601 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (419) 782-5015

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information.

Item 2.02                Results of Operations and Financial Condition.

On January 19, 2009, First Defiance Financial Corp. (“FDEF”) issued a press release regarding its earnings for the quarter and fiscal year ended December 31, 2008.

The Financial Summary and Comparison included in the press release incorrectly stated that, for the three and twelve months ended December 31, 2008, the Book Value of FDEF was $28.23 and the Tangible Book Value was $20.23.  For the three and twelve months ended December 31, 2008, the correct Book Value and Tangible Book Value are $23.67 and $15.67, respectively.  The press release attached as Exhibit 99 hereto has been corrected and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01                Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99	Press Release dated January 19, 2009, as corrected

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ Donald P. Hileman
Donald P. Hileman
Interim Chief Financial Officer

Date:  January 21, 2009

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